SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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[   ]      Definitive Proxy Statement.

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[   ]      Soliciting Material Pursuant to Sec. 240.14a-12.

Pacific Select Fund

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PACIFIC SELECT FUND

Cash Management Portfolio

[January 10, 2014]

Dear Variable Contract Owner:

You currently have an investment interest in the Cash Management Portfolio and, in the attached Proxy Statement, you are being asked to vote on a matter that would result in the liquidation of that Portfolio and its replacement with another fund. The Cash Management Portfolio is a type of money market fund that is part of Pacific Select Fund, and has been available as an investment option under variable annuity contracts and variable life insurance policies (the “Contracts”) issued by Pacific Life Insurance Company and Pacific Life & Annuity Company (together, “Pacific Life”).

On December 11, 2013, the Board of Trustees of Pacific Select Fund (the “Board”), upon the recommendation of Pacific Life Fund Advisors LLC (the “Adviser”), the manager of the Cash Management Portfolio, considered and approved the liquidation of the Cash Management Portfolio and agreed to submit the Plan of Substitution to shareholders for approval. The liquidation of the Cash Management Portfolio is contingent upon shareholder approval of the Plan of Substitution.

You are being asked to approve a Plan of Substitution under which Service Class shares of the Fidelity Variable Insurance Products Money Market Portfolio (the “Fidelity Portfolio”), would be substituted for shares of the Cash Management Portfolio (the “Substitution”) within your contract. The Cash Management Portfolio would then be liquidated. The Fidelity Portfolio is managed by Fidelity Management & Research Company and its affiliates (collectively, “Fidelity”). The Fidelity Portfolio is not part of Pacific Select Fund and Fidelity is not affiliated with Pacific Life. Pacific Life selected the Fidelity Portfolio as the substitute portfolio, (neither the Board of Pacific Select Fund nor the Adviser were involved in making that decision). If shareholders approve the Plan of Substitution, you would become a beneficial owner of the Fidelity Portfolio within your contract. A copy of the Summary Prospectus for the Fidelity Portfolio is being provided to you along with this Proxy Statement.

Management of Pacific Life recommends that you vote “For” the Plan of Substitution as described in the enclosed Proxy Statement. Pacific Life management’s recommendation to approve the proposed Plan of Substitution is described in the Proxy Statement. The considerations of the Board of Pacific Select Fund in approving the liquidation of the Cash Management Portfolio are also described in the Proxy Statement.

Please read the Proxy Statement and consider it carefully before casting your voting instruction. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ James T. Morris

James T. Morris
Chairman of the Board of Trustees
Pacific Select Fund

/s/ Mary Ann Brown

Mary Ann Brown
Chief Executive Officer
Pacific Select Fund

Notice of Special Meeting of Shareholders

Of the Cash Management Portfolio

Scheduled for [February 14], 2014

Dear Variable Contract Owner:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of the Cash Management Portfolio, a portfolio of Pacific Select Fund is scheduled for [February 14, 2014 at 11:00 a.m.] Pacific Standard Time, at the offices of Pacific Life Insurance Company at 700 Newport Center Drive, Newport Beach, California 92660 for the following purposes:

(1)	To approve a Plan of Substitution providing for shares of the Cash Management Portfolio to be substituted with Service Class shares of the Fidelity Variable Insurance Products Money Market Portfolio, and

(2)	To transact such other business, that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Shareholders of record at the close of business on December 31, 2013, are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. Owners of variable life insurance policies and variable annuity contracts having a beneficial interest in the Cash Management Portfolio on the record date are entitled to vote as though they were shareholders of the Cash Management Portfolio.

Please read the enclosed Proxy Statement carefully for information concerning the proposal to be considered at the Meeting.

Please complete, sign, and return the enclosed voting instruction proxy card promptly, vote telephonically by calling
(888) 227-9349 or vote on the Internet by logging onto www.proxyonline.com and following the online instructions.

Please respond — your vote is important. Whether or not you plan to attend the Meeting, please vote by mail, telephone or Internet. Voting instructions must be received by 11:59 P.M. Eastern Standard Time (8:59 P.M. Pacific Standard Time) on [February 13, 2014]. If you vote by mail, the voting instruction proxy card must be received at the address shown on the enclosed postage paid envelope.

By Order of the Board

/s/ Jane M. Guon

Jane M. Guon
Secretary
Pacific Select Fund

[DATE]

700 Newport Center Drive, Post Office Box 7500, Newport Beach, California 92660

PROXY STATEMENT

[JANUARY 10, 2014]

TAB LE OF CONTENTS

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

CASH MANAGEMENT PORTFOLIO OF PACIFIC SELECT FUND

TO BE HELD ON [FEBRUARY 14], 2014

Relating to the substitution of shares of the Pacific Select Fund Cash Management Portfolio with Service Class shares of the Fidelity Variable Insurance Products Money Market Portfolio

INTRODUCTION

This proxy statement (“Proxy Statement”) relates to a Special Meeting of shareholders (the “Meeting”) of the Cash Management Portfolio (the “Liquidating Portfolio”), a separate portfolio of Pacific Select Fund (the “Trust”), to be held on [February 14], 2014. As more fully described in this Proxy Statement, the purpose of the Meeting is for shareholders to consider and to vote on the proposed Plan of Substitution that would provide for the substitution of shares of the Liquidating Portfolio for Service Class shares of the Fidelity Variable Insurance Products Money Market Portfolio (the “Replacement Portfolio”), a money market fund that is not affiliated with the Trust or the Liquidating Portfolio (the “Substitution”).

YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY, INCLUDING THE APPENDICES, AND REVIEW THE PLAN OF SUBSTITUTION, WHICH IS ATTACHED AS APPENDIX A. ALSO, YOU SHOULD CONSULT THE REPLACEMENT PORTFOLIO’S PROSPECTUS DATED APRIL 30, 2013, AS SUPPLEMENTED, FOR MORE INFORMATION ABOUT THE REPLACEMENT PORTFOLIO.

BACKGROUND

The Liquidating Portfolio is available only as an underlying investment vehicle for variable life insurance policies and variable annuity contracts (the “Contracts”) issued or administered by Pacific Life Insurance Company and Pacific Life & Annuity Company (collectively, “Pacific Life”). Contract owners who select the Liquidating Portfolio for investment through a Pacific Life Contract (the “Contract Owners”) have a beneficial interest in the Liquidating Portfolio, but do not invest directly in or hold shares of the Liquidating Portfolio. Pacific Life, which uses the Liquidating Portfolio as a funding vehicle, is the true shareholder of the Liquidating Portfolio and, as the legal owner of the Liquidating Portfolio’s shares, has sole voting and investment power with respect to the shares, but passes through any voting rights to Contract Owners. Accordingly, for ease of reference throughout this Proxy Statement, Contract Owners will be referred to as “shareholders”.

Upon the recommendation of Pacific Life Fund Advisors LLC (the “Adviser”), the manager of the Liquidating Portfolio, the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), considered and approved a Plan of Liquidation for the Liquidating Portfolio and authorized sending a proxy statement to shareholders of the Liquidating Portfolio to solicit approval of the Plan of Substitution. A shareholder vote is not required to liquidate the Liquidating Portfolio; however, the Board has determined, for the reasons described below, that the Liquidating Portfolio should be liquidated if the shareholders approve the Plan of Substitution. If the Plan of Substitution is not approved by the Liquidating Portfolio’s shareholders, the Liquidating Portfolio will not be liquidated. Thus, the liquidation of the Liquidating Portfolio is contingent upon shareholder approval of the Plan of Substitution.

The Trust has been informed that the management of Pacific Life recommends that the Contract Owners of the Liquidating Portfolio approve the Plan of Substitution.

THE LIQUIDATION

The Trust is a Massachusetts business trust. The Trust’s Amended and Restated Declaration of Trust provides that any portfolio of the Trust may be liquidated by the affirmative vote of a majority of the Board.

Approval of the Liquidation

A Plan of Liquidation was presented to the Board and approved at a meeting on December 11, 2013. At that meeting, the Trustees, including the Independent Trustees, reviewed the recommendation by the Adviser for the Liquidation of the Liquidating Portfolio, the principal terms and conditions of the Plan of Liquidation, and certain other materials provided by the Adviser regarding the Liquidation. The Independent Trustees had the assistance of their independent counsel during their review. For the reasons discussed below, the Trust’s Board determined that if shareholders approve the Plan of Substitution, the Plan of Liquidation would be in the best interests of the Liquidating Portfolio’s shareholders.

The Board noted that Pacific Life was seeking to substitute another money market fund (the Replacement Portfolio) for the Liquidating Portfolio, subject to shareholder approval. Thus, the Board unanimously approved a Plan of Liquidation for the Liquidating Portfolio, subject to shareholder approval of the Plan of Substitution, which is described in further detail below.

Reasons for the Liquidation

The Liquidating Portfolio’s fees and expenses have been exceeding its earnings since June 14, 2010. The Liquidating Portfolio pays the Adviser an annual fee based on the average daily net assets of the Liquidating Portfolio at an effective current rate of 0.16%. Additionally, pursuant to the Trust’s Service Plan, the Liquidating Portfolio pays the Trust’s Distributor an annual service fee of 0.20% of the average daily net assets of the Liquidating Portfolio for ongoing services provided to Contract Owners. The Liquidating Portfolio also pays other operating expenses equal to an annual rate of approximately 0.02% of its average daily net assets. The aggregate fees and expenses have exceeded the income earned by the Liquidating Portfolio, principally due to the low interest rate environment that has existed during this time period which has resulted in the low income and/or return of the investments held by the Liquidating Portfolio. The Adviser has voluntarily reimbursed expenses since June 14, 2010 in order to prevent the earnings of the Liquidating Portfolio from remaining below the level of the Liquidating Portfolio’s expenses (to prevent a negative yield). As of September 30, 2013, the Adviser had reimbursed a total of approximately $5,820,325. The Adviser informed the Trust’s Board that it would not continue to reimburse expenses or waive a portion of its fees after April 30, 2014. The Adviser advised the Board that it does not expect the Liquidating Portfolio to achieve significant asset growth in the foreseeable future so as to be viable in the long-term or to achieve economies of scale that would result in a materially lower total annual operating expense ratio. Once the Adviser stops reimbursing expenses and waiving fees, it is expected that the Liquidating Portfolio will experience a negative yield and a continuing reduction in its net asset value (“NAV”) unless interest rates increase significantly and the Liquidating Portfolio’s investments yield higher income and/or returns sufficient to equal or exceed all of the Liquidating Portfolio’s fees and expenses. The Adviser informed the Board that it did not expect those conditions to occur and therefore expects the Liquidating Portfolio to experience a negative yield and deterioration of its NAV once the Adviser discontinues its voluntary reimbursement of expenses or fee waivers. Accordingly, the Adviser recommended liquidating the Liquidating Portfolio.

SUMMARY OF THE PLAN OF SUBSTITUTION

The Plan of Substitution provides for the purchase of shares of beneficial interest of the Replacement Portfolio with the proceeds from the liquidation of the Liquidating Portfolio. The Plan of Substitution is structured so as not to result in any dilution of the interests of any shareholders. The terms and conditions under which the proposed substitution transaction may be consummated are set forth in the Plan of Substitution. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. Please refer to Appendix A to review the terms and conditions of the Plan of Substitution. The Plan of Substitution may be terminated by resolution of the Board or on certain other grounds.

Effect of the Plan of Substitution

If the Plan of Substitution is approved, each shareholder of the Liquidating Portfolio will beneficially own, immediately after the Substitution, a number of full and fractional shares of the Replacement Portfolio having an aggregate value equal to the aggregate value of the number full and fractional shares of the Liquidating Portfolio beneficially owned by that shareholder immediately prior to the Substitution. Until the date of the Substitution, shareholders of the Liquidating Portfolio will continue to be able to redeem or exchange their shares. Purchase and redemption requests for the Liquidating Portfolio received after the Substitution will be treated as requests for the purchase or redemption of shares of the Replacement Portfolio. Following the Substitution, the Liquidating Portfolio will hold no assets and be dissolved.

Rationale for the Plan of Substitution

The Plan of Substitution is being proposed to provide Contract Owners with another money market investment option, the Replacement Portfolio, once the Liquidating Portfolio is liquidated. The Replacement Portfolio is intended to preserve Contract Owners’ asset allocations and to prevent potential violations of Contract asset allocation requirements.

Rationale for Selection of the Replacement Portfolio

The Replacement Portfolio was selected by Pacific Life to correspond closely to the investment objective, style and risks of the Liquidating Portfolio. Neither the Board nor the Adviser were involved in Pacific Life’s decision to select the Replacement Portfolio.

The investment objective, policies and strategies of the Replacement Portfolio are not materially different from those of the Liquidating Portfolio and the characteristics of holdings are also similar; although it should be noted that the Replacement Portfolio seeks to maintain a stable NAV of $1.00, whereas the Liquidating Portfolio does not. The Replacement Portfolio has had better long-term performance than the Liquidating Portfolio. In addition, although the current effective rate of the management fee of the Replacement Portfolio is 0.01% higher than that of the Liquidating Portfolio, the Replacement Portfolio has a distribution and service plan fee that is 0.10% lower than the service fee paid by the Liquidating Portfolio and the total expenses to be paid by shareholders are expected to decrease as a result of the Substitution from an annual effective rate of 0.38% to 0.36% of average daily net assets in the near term following the Substitution. The effective rate of the management fee of the Replacement Portfolio will vary depending on the monthly gross income of the Replacement Portfolio and the average net assets of all the mutual funds advised by the Replacement Portfolio’s investment adviser. See MANAGEMENT OF THE PORTFOLIOS—Replacement Portfolio below for further details.

Expenses of the Liquidation and Substitution paid by the Adviser

The Adviser will bear most expenses of the Liquidation and Substitution, including: preparation of this Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, the cost of any necessary filings with the SEC, legal fees, accounting fees, and expenses of holding shareholders’ meetings. The Liquidating Portfolio and Replacement Portfolio will bear any brokerage fees and other transaction costs associated with the sale of portfolio holdings of the Liquidating Portfolio prior to the Liquidation as a result of the Liquidation, and any brokerage fees and other transaction costs associated with the purchase of portfolio holdings by the Replacement Portfolio as a result of the Substitution.

Tax Considerations: The Substitution will be a non-taxable event for Contract Owners.

Implementation of the Plan of Substitution will not cause the Contract Owners who invest in the Liquidating Portfolio or the Replacement Portfolio to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Plan of Substitution.

Potential Benefits to the Adviser and its affiliates

The Adviser or its affiliates may realize benefits as a result of the Plan of Substitution and may be faced with potential conflicts of interest relating to Pacific Life’s recommendation in favor of the Substitution. In that regard, it should be noted that Pacific Life will be paid up to 0.10% of the average daily net Contract assets invested in the Replacement Portfolio for providing various services to shareholders. Currently, the Liquidating Portfolio pays up to 0.20% of its average daily net assets to broker-dealers that provide various services to shareholders.

Comparison of the Liquidating Portfolio and the Replacement Portfolio

The following is a summary comparison of certain facts relating to the Liquidating Portfolio and the Replacement Portfolio (see COMPARISON OF FEES, EXPENSES, INVESTMENT GOALS AND MAIN INVESTMENTS AND RISKS below for further details):

•	The Liquidating Portfolio and the Replacement Portfolio have similar investment goals. The Liquidating Portfolio seeks current income consistent with preservation of capital. The Replacement Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.

•	The Liquidating Portfolio and the Replacement Portfolio have similar investment strategies, and characteristics. See COMPARISON OF FEES, EXPENSES, INVESTMENT GOALS AND MAIN INVESTMENTS AND RISKS below for further details.

•	The Replacement Portfolio outperformed the Liquidating Portfolio for each of the past 10 calendar years, year-to-date through September 30, 2013, and for the one, five- and ten-year periods ended December 31, 2012. See COMPARISON OF PORTFOLIO PERFORMANCE below for further details.

•	The Replacement Portfolio had net assets of approximately $ 2.4 billion versus net assets of approximately $632 million for the Liquidating Portfolio, as of September 30, 2013.

•	The Replacement Portfolio has a lower total annual operating expense ratio than the Liquidating Portfolio. See COMPARISON OF FEES, EXPENSES, INVESTMENT GOALS AND MAIN INVESTMENTS AND RISKS below for further details.

Future Allocation of Premiums will be treated as orders for the Replacement Portfolio

Once the Substitution is approved and completed, Pacific Life has advised the Trust that all orders associated with new premiums or transfers, (purchases and redemptions) to the Liquidating Portfolio will be deemed a request for the purchase or redemption of shares of the Replacement Portfolio.

Purchases and Transfers into the Liquidating Portfolio

If the Plan of Substitution is approved, purchases and transfers into the Liquidating Portfolio will not be accepted after the close of business on April 30, 2014.

Transfers out of the Liquidating Portfolio

Shareholders may transfer out of the Liquidating Portfolio at any time up until April 30, 2014. Any shares of the Liquidating Portfolio held at the close of business on April 30, 2014, will automatically be substituted with shares of the Replacement Portfolio. A list of other portfolios of Pacific Select Fund is included in Appendix B. Pacific Life has informed the Trust that transfers out of the Liquidating Portfolio within 30 days of the Substitution (before or after) will not count as a transfer for purposes of transfer limitations under the Contracts.

Failure to Approve the Proposal

If shareholders of the Liquidating Portfolio do not approve the Plan of Substitution, neither the Plan of Substitution nor the Plan of Liquidation will be implemented. The Board would then meet to consider what, if any, steps to take with respect to the Liquidating Portfolio.

COMPARISON OF FEES, EXPENSES, INVESTMENT GOALS AND MAIN INVESTMENTS AND RISKS

The following discussion describes and compares the fees and expenses, before Adviser’s expense reimbursement, that shareholders pay in connection with investing in the Liquidating Portfolio and the Replacement Portfolio as of December 31, 2012. Prior to the Liquidation and Substitution, certain holdings of the Liquidating Portfolio will be sold to facilitate the Liquidation. Such sales may result in increased transaction costs for the Liquating Portfolio. Brokerage fees and certain other transaction costs are part of the cost of the holdings purchased or sold (and are not considered expenses of the Liquidation or Substitution).

	Liquidating Portfolio Pacific Select Fund Cash Management Portfolio, Class I Shares	Replacement Portfolio Fidelity Variable Insurance Products Money Market Portfolio, Service Class Shares
Advisor and Sub-Advisors	Advisor: Pacific Life Fund Advisors LLC, doing business as “Pacific Asset Management”	Advisor: Fidelity Management & Research Company Sub-Advisors: Fidelity Investments Money Management, Inc. and other affiliated investment advisors
Effective Management Fee	0.16%	0.17%
Distribution and/or Service Fees	0.20%	0.10%
Other Expenses	0.02%	0.09%
Total Annual Operating Expenses	0.38%	0.36%
Investment Goal	This Fund seeks current income consistent with preservation of capital.	This Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Principal Investment Strategies	This Fund invests in money market instruments that the Manager believes have minimal credit risk. These investments principally include commercial paper, U.S. government obligations, short-term corporate debt corporate debt, asset-backed money market instruments and foreign money market instruments denominated in U.S. dollars. The Fund’s dollar-weighted average term to maturity will not exceed 60 days. The Fund’s dollar weighted average life to maturity will not exceed 120 days. The manager looks for money market instruments with the highest yields within the highest credit rating categories, based in the evaluation of credit risk and interest rates. The Fund invests at least 97% of its assets in high quality money market instruments which have been given the highest credit rating for short-term debt securities or if unrated, are of comparable quality as determined by the Manager. The Manager may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

•       Investing in U.S. dollar-dominated money market securities of domestic and foreign issuers and repurchase agreements.

•       Potentially entering into reverse repurchase agreements.

•       Investing more than 25% of total assets in the financial services industries.

•       Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of the fund’s investments.

Unlike many money market funds, the Fund is not managed to maintain a constant net asset value (“NAV”). Instead, the NAV will change with the value of the investments in the Fund. However, the Fund complies with the maturity, quality, diversification and liquidity requirements of traditional money market funds that seek to maintain a constant NAV of $1.00 per share.

		This fund seeks to maintain a stable net asset value of $1.00 per share.
Principal Risks (explained below)

•       Active Management Risk

•       Credit Risk

•       Debt Securities Risk

•       Foreign Markets Risk

•       Interest Rate Risk

•       Issuer Risk

•       Market and Regulatory Risk

•       Mortgage-Related and Other Asset-Backed Securities Risk

•       Price Volatility Risk

•       Redemption Risk

•       U.S. Government Securities Risk

		• Interest Rate Changes • Foreign Exposure • Financial Services Exposure • Issuer-Specific Changes

Explanation of Principal Risks of the Liquidating Portfolio

•	Active Management Risk – There is no guarantee that a manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve a fund’s investment goal, which could have an adverse impact on such fund’s performance generally, relative to other funds with similar investment goals or relative to its benchmark.
•	Credit Risk – An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due.
•	Debt Securities Risk – Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade debt securities (including loans), may be relatively greater than for investment grade securities.
•	Foreign Markets Risk – Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
•	Interest Rate Risk – Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them generally more volatile than debt securities with shorter durations or floating or adjustable interest rates.
•	Issuer Risk – The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.
•	Market and Regulatory Risk – Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact a fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.
•	Mortgage-Related and Other Asset-Backed Securities Risk – Mortgage-related and other asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, and prepayment risk, where issuers may pay principal more quickly than expected, causing proceeds to be reinvested at lower prevailing interest rates.
•	Price Volatility Risk – The market value of a fund’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.
•	Redemption Risk – Because the fund may serve as an underlying fund of the Portfolio Optimization Portfolios and thus a significant percentage of its outstanding shares may be held by the Portfolio Optimization Portfolios, a change in asset allocation by a Portfolio Optimization Portfolio could result in large redemptions out of the fund, causing potential increases in expenses to the fund and sale of securities in a short timeframe, both of which could negatively impact performance.
•	U.S. Government Securities Risk – Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Explanation of Principal Risks of the Replacement Portfolio

•	Interest Rate Changes – Interest rate increases can cause the price of a money market security to decrease.
•	Foreign Exposure – Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
•	Financial Services Exposure – Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.
•	Issuer-Specific Changes – A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

Comparison of Portfolio Characteristics

The following table compares certain characteristics of the Portfolios as of September 30, 2013 except where otherwise noted:

	Pacific Select Fund Cash Management Portfolio	Fidelity Variable Insurance Products Money Market Portfolio
Net Assets	$632,918,330.61	$ 2,394,630,660
Dollar-weighted average term to maturity	33 days	54 days
Weighted average life to maturity	33 days	90 days
Percent of Portfolio invested in:
Commercial Paper	88.2%	20.83%
U.S. Treasury Bills	15.0%	5.96%
Repurchase Agreements	0.0%	21.73%
Other Assets & Liabilities, net	0.8%	51.48%
A-1 rated holdings (short-term debt only)	100%	100%

COMPARISON OF PORTFOLIO PERFORMANCE

The bar charts below show how each Portfolio’s performance has varied over the past 10 years and provides some indication of the risk of investing in the Portfolio. Returns do not reflect fees and expenses of any Contract, and would be lower if they did. Past performance is not a guarantee of future results.

Year-By-Year Total Returns

Pacific Select Fund Cash Management Portfolio (the Liquidating Portfolio)

The bar chart shows the performance of Class I shares of the Liquidating Portfolio for each year during the last 10 calendar years.

Calendar Year Total Returns (%)

Best and worst quarterly performance during this period: 1st and 2nd quarters 2007: 1.25%; 1st quarter 2010: (0.03%)

Fidelity Variable Insurance Products Money Market Portfolio (the Replacement Portfolio)

The bar chart shows the performance of Service Class shares of the Replacement Portfolio for each year during the last 10 calendar years.

Calendar Year Total Returns (%)

Best and worst quarterly performance during this period: 3rd & 4th quarter 2007, 1.26%;

3rd quarter 2011 & 4th quarter 2012, 0.00%

Average Annual Total Returns (as of December 31, 2012 except as otherwise noted)

The table below compares the performance of the Liquidating Portfolio and the Replacement Portfolio to the B of A Merrill Lynch U.S. 3-month Treasury Bill Index.

	Year- to-date through 9/30/13 (not annualized) (1)	1 Year	5 Years	10 Years
Cash Management Portfolio	0.00%	0.00%	0.49%	1.66%
Fidelity VIP Money Market Portfolio	0.01%	0.04%	0.74%	1.84%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.06%	0.11%	0.52%	1.78%

(1)	Unaudited

Relative Performance

The following table shows, for the periods shown, the average annual total return for the Liquidating Portfolio, the Replacement Portfolio. An index has an inherent performance advantage over the portfolios since the index has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Returns do not reflect fees and expenses of any Contract, and would be lower if they did. Each fund’s past performance is not a guarantee of future results.

	Liquidating Portfolio	Replacement Portfolio
Calendar Year Ended (as of December 31,each year unless otherwise noted)	Pacific Select Fund Cash Management Portfolio Class I Shares	Fidelity Variable Insurance Products Money Market Portfolio Service Class Shares	BofA Merrill Lynch U.S. 3- Month T-Bill Index
2013 (1)	0.00%	0.01%	0.06%
2012	0.00%	0.04%	0.11%
2011	0.00%	0.03%	0.10%
2010	-0.05%	0.14%	0.13%
2009	0.17%	0.62%	0.21%

	Liquidating Portfolio	Replacement Portfolio
Calendar Year Ended (as of December 31,each year unless otherwise noted)	Pacific Select Fund Cash Management Portfolio Class I Shares	Fidelity Variable Insurance Products Money Market Portfolio Service Class Shares	BofA Merrill Lynch U.S. 3- Month T-Bill Index
2008	2.36%	2.92%	2.06%
2007	4.99%	5.10%	5.00%
2006	4.69%	4.76%	4.86%
2005	2.82%	2.92%	3.07%
2004	1.01%	1.10%	1.33%
2003	0.79%	0.90%	1.15%

(1)	unaudited

MANAGEMENT OF THE PORTFOLIOS

Liquidating Portfolio

The Adviser is the investment adviser to the Liquidating Portfolio. The Adviser is a wholly owned subsidiary of Pacific Life Insurance Company. The Adviser does business under the name “Pacific Asset Management” and manages the Liquidating Portfolio under that name. The address of the Adviser is 700 Newport Center Drive, Newport Beach, California 92660.

The management fee is calculated and paid to the Adviser every month. The effective management fee for the fiscal year ended December 31, 2012, was 0.16% of the Liquidating Portfolio’s average daily net assets. The annual management fee, as a percentage of daily net assets, is 0.20% of the first $250 million, 0.15% of the next $250 million, 0.10% of the next $3.5 billion and 0.08% on amounts over $4.0 billion.

A discussion of the basis for the Board’s most recent approval of the Liquidating Portfolio’s investment management agreement is included in the Portfolio’s annual report to shareholders for the fiscal period ended December 31, 2012.

Replacement Portfolio

The Replacement Portfolio’s investment adviser is Fidelity Management & Research Company (“FMR”). Fidelity Investments Money Management, Inc. (“FIMM”) and other investment advisers affiliated with FMR serve as sub-advisers for the Replacement Portfolio. The address of FMR and FIMM is 245 Summer Street, Boston, Massachusetts 02210.

The Replacement Portfolio pays a management fee to FMR. The management fee is calculated and paid to FMR every month. FMR pays FIMM and the other affiliated sub-advisers for providing sub-advisory services. The effective management fee for the fiscal year ended December 31, 2012, was 0.17% of the Replacement Portfolio’s average daily net assets. Because the Replacement Portfolio’s management fee rate may fluctuate, as described below, the Replacement Portfolio’s management fee may be higher or lower in the future.

The monthly management fee is calculated by adding a group fee to an income-related fee. The income-related fee varies depending on the level of the Replacement Portfolio’s monthly gross income from an annualized rate of 0.05% (at an annualized gross yield of 0%) to 0.27% (at an annualized gross yield of 15%) of the Replacement Portfolio’s average net assets throughout the month. The group fee rate is divided by twelve and multiplied by the Replacement Portfolio’s average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase. For December 2012, the group fee rate was 0.11%. Additional information about FMR, FIMM, the other affiliated sub-advisors and the management fee is provided in the Replacement Portfolio’s Prospectus and Statement of Additional Information. A discussion regarding the basis for the Board of Directors’ most recent approval of the Replacement Portfolio’s management contract is available in the Replacement Portfolio’s annual report to shareholders for the fiscal year ended December 31, 2012.

GENERAL INFORMATION ABOUT THIS PROXY

Solicitation of proxies

The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, Internet or in person. AST Fund Solutions has been retained to assist with voting instruction solicitation activities (including assembly and mailing of materials to owners of Contracts). All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by the Adviser. AST Fund Solutions will be paid $23,909 by the Adviser for its assistance with voting instruction solicitation activities.

Management of Pacific Life has informed the Trust that it recommends that you vote “FOR” the proposed Plan of Substitution.

Voting Rights

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. Shares of the Liquidating Portfolio entitle their holders to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held and those voting rights are being passed on to you as a Contract Owner. Shares have noncumulative voting rights. You may vote by mail, telephone, Internet or in person. Voting instructions must be received by 11:59 p.m. Eastern Standard Time (8:59 p.m. Pacific Standard Time) on [February 13], 2014. If you vote by mail, the voting instruction proxy card must be received at the address shown on the enclosed postage paid envelope. You may also vote by attending the Meeting.

You may revoke a previously submitted voting instruction proxy card at any time prior to its use by filing with Pacific Life, a written revocation or duly executed voting instruction proxy card bearing a later date. In addition, any Contract Owner who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction proxy card will vote as directed by the ballot, but in the absence of voting directions in any properly executed voting instruction proxy card that is signed and timely returned, they will vote FOR the Plan of Substitution and may vote in accordance with their judgment with respect to other matters not now known to the Board that may be presented at the Meeting.

At the close of business on December 31, 2013 (the “Record Date”) there were [                    ] outstanding shares of the Liquidating Portfolio. The shares of the Liquidating Portfolio are offered as an investment medium for Pacific Life Contracts. Pacific Life is the true legal owner of the Liquidating Portfolio shares underlying the Contracts, but is soliciting voting instructions from Contract Owners having contract value invested in the Liquidating Portfolio (a beneficial interest) through Pacific Life’s Separate Accounts.

Approval of the Substitution requires the affirmative vote of a majority of the outstanding shares of the Liquidating Portfolio, which means the lesser of (a) 67% or more of the shares of the Liquidating Portfolio present at the meeting if more than 50% of the outstanding shares of the Liquidating Portfolio are represented in person or by proxy at the meeting; or (b) more than 50% of the shares of the Liquidating Portfolio. The Liquidating Portfolio must have a quorum to conduct its business at the Meeting. Holders of 30% of the outstanding shares of the Liquidating Portfolio present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present. Shares held by shareholders present in person or represented by proxy at the meeting (including Pacific Life) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting. Since the Pacific Life is the owner of record of all of the outstanding shares of the Liquidating Portfolio, it is anticipated that a quorum will be present at the meeting.

Pacific Life will vote shares of the Liquidating Portfolio held by its Separate Accounts in accordance with instructions received from Contract Owners. Abstentions will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as an instruction to vote “AGAINST” the Proposal. Pacific Life will vote shares of the Liquidating Portfolio held in each Separate Account for which it has not received timely instructions and/or for which a proxy card is not properly executed, in the same proportion as it votes shares held by that Separate Account for which it has received instructions. If no instructions are received for a Separate Account, Pacific Life will vote any shares held by such Separate Account in the same proportion as votes cast by all of its other Separate Accounts in the aggregate. Shareholders and Contract Owners permitted to give instructions, and the number of shares for which such instruction may be given for purposes of voting at the meeting and any adjournments thereof, will be determined as of the Record Date.

As of the Record Date, Pacific Life and PL&A owned [    ] and [    ] shares of the Liquidating Portfolio, respectively, which represent [    ]% and [    ]% of the Liquidating Portfolio’s outstanding shares. To the knowledge of the Trust, as of the Record Date, no current Trustee owns 1% or more of the outstanding shares of the Liquidating Portfolio, and the officers and Trustees own, as a group, less than 1% of the shares of the Liquidating Portfolio. Pacific Life is a Nebraska corporation; PL&A is an Arizona corporation. Their principal offices are located at 700 Newport Center Drive, Newport Beach, CA 92660.

Annual and Semi-Annual Reports

The Trust’s annual report for the fiscal year ended December 31, 2012 and the Trust’s semi-annual report for the period ended June 30, 2013 were previously sent to shareholders. Both of these reports are available upon request without charge by contacting the Trust by:

Regular mail:	Pacific Select Fund, P.O. Box 9000, Newport Beach, CA 92660

Express mail:	Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660

Telephone:	Pacific Life’s Annuity Contract Owners: 1-800-722-4448
Pacific Life’s Annuity Financial Professionals: 1-800-722-2333
Pacific Life’s Life Insurance Policy Owners: 1-800-347-7787
PL&A’s Annuity Contract Owners: 1-800-748-6907 PL&A’s Life Insurance Policy Owners: 1-888-595-6997

Other Matters to Come Before the Meeting

The Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

The Portfolio is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Portfolio’s management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

YOU MAY ALSO VOTE TELEPHONICALLY BY CALLING (888) 227-9349.

YOU MAY ALSO VOTE ON THE INTERNET BY LOGGING ONTO WWW.PROXYONLINE.COM AND FOLLOWING THE ONLINE INSTRUCTIONS.

VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN STANDARD TIME (8:59 P.M. PACIFIC STANDARD TIME) , ON [FEBRUARY 13, 2014]. VOTES CAST BY MAIL NEED TO BE RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE.

/s/ Jane M. Guon

Jane M. Guon
Secretary

[January 10, 2014]

700 Newport Center Drive

Newport Beach, California 92660

APPENDIX A

PLAN OF SUBSTITUTION

This Plan of Substitution (“Plan”) dated [February 14, 2014] is made by and among Pacific Life Insurance Company, a life insurance company domiciled in the State of Nebraska, Pacific Life & Annuity Company, a life insurance company domiciled in the State of Arizona (each of which is referred to herein as an “Insurance Company” and, collectively, as the “Insurance Companies”) and Pacific Select Fund, a Massachusetts business trust (the “Trust”). The Insurance Companies offer variable annuity and variable life insurance products through separate accounts (each a “Separate Account”). The Separate Accounts are segregated investment accounts that fund each Insurance Company’s individual variable annuity contracts (each a “Contract”). Each Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or is exempt from such registration.

Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a “Subaccount”) of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act. The Plan is intended to accomplish the substitution of shares of common stock of the Fidelity Variable Insurance Products Money Market Portfolio (the “Substitute Portfolio”) for shares of beneficial interest of the Cash Management Portfolio (“Existing Portfolio”) of the Trust in which a Subaccount of each Separate Account currently invests.

WHEREAS, the Fund’s Board of Trustees (the “Board”), has determined that if this Plan of Substitution is approved by Contract Owners (as defined below), it is in the best interests of the Existing Portfolio and its shareholders to liquidate the Existing Portfolio (the “Liquidation”); and

WHEREAS, each Insurance Company has advised the Board that, in connection with the liquidation and substitution of each Portfolio, each Insurance Company has agreed to remove the Existing Portfolio as an investment option offered through the Contracts, and that each desires to substitute for the interest of holders of such Contracts (the “Contract Owners”) in the Existing Portfolio shares of the Substitute Portfolio, pursuant to this Plan, and that each has requested that liquidation of the Existing Portfolio be made contingent upon approval by the Existing Portfolio, by the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Existing Portfolio, which, as defined in the Investment Company Act, means the lesser of (A) 67% or more of the shares of the Existing Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Existing Portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Existing Portfolio, of this Plan (the “Plan”), and any amendments related thereto. Holders of 30% of the outstanding shares of the Existing Portfolio present in person or by proxy shall constitute a quorum; and

WHEREAS, the Trust has advised each Insurance Company that it will make the liquidation of the Existing Portfolio contingent upon approval by the affirmative vote of the holders of a majority of the outstanding voting securities of the Existing Portfolio of this Plan and any amendments in connection therewith;

NOW THEREFORE, the substitution of a Contract Owner’s interest in the Existing Portfolio with an interest in the Substitute Portfolio shall be carried out in the manner hereinafter set forth:

1. EFFECTIVE DATE OF PLAN. The Plan shall become and be effective with respect to the Existing Portfolio only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding voting securities (as defined above) of the Existing Portfolio. The date of such adoption and approval of the Plan by the Existing Portfolio is hereinafter called the “Effective Date.”

2. SPECIAL MEETING OF SHAREHOLDERS. The Trust shall provide each of the Contract Owners having an interest in shares of the Existing Portfolio held by the Separate Accounts with proxy materials containing all information necessary to make an informed judgment about the Plan. Each Insurance Company, as one of the record owners of all of the issued and outstanding shares of the Existing Portfolio, shall vote its shares in accordance with the instructions received from its Contract Owners. If a Contract Owner’s voting instruction proxy card is not properly executed when voting by mail, or if a Contract Owner does not vote at all, the votes will be cast by each Insurance Company on behalf of the pertinent Separate Account in the same proportion as it votes shares held by that Separate Account for which it has received instructions, if other votes are received for that Separate Account. If no other votes are received for a particular Separate Account, votes will be cast by the applicable Insurance Company in the same proportion as other votes cast by all of that applicable Insurance Company’s other Separate Accounts in the aggregate.

3. SUBSTITUTION. On or before April 30, 2014, the Insurance Companies shall redeem shares of the Existing Portfolio at net asset value and purchase, with the proceeds of the shares of such Portfolio at net asset value, for the benefit of Contract Owners having an interest in such Portfolio at the time of substitution, an interest in the Substitute Portfolio at net asset value (such redemption and purchase is referred to herein as the “Substitution”). The Substitution will take place at relative net asset value with no change in the amount of any Contract Owner’s accumulated value or in the dollar amount of his or her investment in the applicable Separate Account.

4. CONDITIONS APPLICABLE TO THE SUBSTITUTION. The Substitution is subject to the following conditions:

(a) Contract Owners shall not incur any redemption fees or sales charges in connection with or as a result of the Substitution transactions, nor shall their rights or Insurance Company’s obligations under any Contract be altered.

(b) The following expenses incurred in connection with the Substitution shall be paid by Pacific Life Fund Advisors LLC: preparation of the proxy statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions and any necessary filings with the SEC, legal fees, accounting fees, and expenses of holding shareholders’ meetings. Brokerage fees and certain other transaction costs associated with the sale of holdings of the Existing Portfolio prior to the Liquidation, whether or not in connection with the liquidation of the Existing Portfolio, and any brokerage fees and transaction costs associated with the purchase of portfolio holdings by the Substitute Portfolio as a result of the Substitution, are not considered expenses of the Substitution.

(c) The prospectus for the Existing Portfolio will be updated by means of a supplement that briefly describes the Board’s approval of the Plan of Liquidation and the submission of the Plan of Substitution to shareholders and identifies the Substitute Portfolio.

(d) The current summary prospectus of the Substitute Portfolio will be sent to the Contract Owners with the proxy statement that seeks approval of the Plan.

(e) Contract Owners with beneficial interests in the Existing Portfolio shall be furnished with notice of and information about the Substitution in the form of a supplement to the Contract.

(f) Upon completion of the Substitution, each Insurance Company shall take all actions necessary to eliminate the Subaccounts of each Separate Account investing in shares of the Existing Portfolio.

5. FAILURE TO OBTAIN APPROVAL ON BEHALF OF THE EXISTING PORTFOLIO. In the event that the Plan is not approved by the shareholders of the Existing Portfolio, this Plan shall not apply; and each Insurance Company shall notify all Contract Owners, in writing, that the Plan was not approved.

SIGNATURES

PACIFIC SELECT FUND for the Cash Management Portfolio:

By:
Name: Title:

By:
Name: Title:

PACIFIC LIFE INSURANCE COMPANY

By:
Name: Title:

By:
Name: Title:

PACIFIC LIFE & ANNUITY COMPANY

By:
Name: Title:

By:
Name: Title:

APPENDIX B

ADDITIONAL PORTFOLIOS OF PACIFIC SELEFT FUND AVAILABLE FOR SHAREHOLDERS

PORTFOLIOS	PORTFOLIO MANAGERS

Fixed Income Portfolios
Diversified Bond	Western Asset Management Company
Emerging Market Debt	Ashmore Investment Management Ltd
Floating Rate Income	Pacific Asset Management
Floating Rate Loan	Eaton Vance Management
High Yield Bond	Pacific Asset Management
Inflation Managed	Pacific Investment Management Company LLC
Inflation Protected	Western Asset Management Company
Managed Bond	Pacific Investment Management Company LLC
Short Duration Bond	T. Rowe Price Associates, Inc.

U.S. Equity Portfolios
American Funds® Growth	Capital Research and Management Company (adviser to the Master Growth Fund)
American Funds® Growth-Income	Capital Research and Management Company (adviser to the Master Growth-Income Fund)
Comstock	Invesco Advisers Inc.
Dividend Growth	T. Rowe Price Associates, Inc.
Equity Index	BlackRock Investment Management, LLC
Focused 30	Janus Capital Management LLC
Growth (formerly called Growth LT)	MFS Investment Management
Large-Cap Growth	BlackRock Investment Management LLC
Large-Cap Value	ClearBridge Investments, LLC
Long/Short Large-Cap	J.P. Morgan Investment Management Inc.
Main Street® Core	OppenheimerFunds Inc.
Mid-Cap Equity	Scouts Investment Inc.
Mid-Cap Growth	Ivy Investment Management Company
Mid-Cap Value	BlackRock Capital Management, Inc.
Small-Cap Equity	BlackRock Investment Management, LLC and Franklin Advisory Services, LLC
Small-Cap Growth	Fred Alger Management, Inc.
Small-Cap Index	BlackRock Investment Management, LLC
Small-Cap Value	NFJ Investment Group LLC
Value Advantage	J.P. Morgan Investment Management Inc.

Sector Portfolios
Health Sciences	Jennison Associates LLC
Real Estate	Morgan Stanley Investment Management Inc.
Technology	Columbia Management Investment Advisers, LLC

Non-U.S. Equity Portfolios
Emerging Markets	OppenheimerFunds, Inc.
International Large-Cap	MFS Investment Management
International Small-Cap	Batterymarch Financial Management, Inc.
International Value	J.P. Morgan Investment Management Inc.

Alternative Strategies Portfolios
Currency Strategies	UBS Global Asset Management (Americas) Inc. and Macro Curreny Group
Global Absolute Return	Eaton Vance Management
Precious Metals	Wells Capital Management Incorporated

B-1

Asset Allocation/Balanced Portfolios
American Funds® Asset Allocation	Capital Research and Management Company (adviser to the Master Asset Allocation Fund))
Pacific Dynamix — Conservative Growth	Pacific Life Fund Advisors LLC
Pacific Dynamix — Moderate Growth	Pacific Life Fund Advisors LLC
Pacific Dynamix — Growth	Pacific Life Fund Advisors LLC
Portfolio Optimization Conservative	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate-Conservative	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate	Pacific Life Fund Advisors LLC
Portfolio Optimization Growth	Pacific Life Fund Advisors LLC
Portfolio Optimization Aggressive-Growth	Pacific Life Fund Advisors LLC

B-2

CASH MANAGEMENT PORTFOLIO

OF THE PACIFIC SELECT FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS – FEBRUARY 14, 2014

The undersigned owner of a variable life insurance policy or variable annuity contract (collectively, “variable contracts”) issued or administered by Pacific Life Insurance Company (“Pacific Life”) and funded by separate accounts (“Separate Accounts”) of Pacific Life and Pacific Life & Annuity Company (“PL&A”), hereby instructs Pacific Life and PL&A, on behalf of their respective pertinent Separate Accounts, to vote the shares of the Cash Management Portfolio of the Pacific Select Fund, (the “Trust”) attributable to his or her variable contract at the special meeting of shareholders (the “Meeting”) of the Trust to be held at 11:00 a.m. Pacific Time, on February 14, 2014 at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, as indicated, with respect to the matters referred to in the proxy statement for the Meeting, and in the discretion of Pacific Life and PL&A upon such other matters as may properly come before the Meeting or any adjournment thereof. This voting instruction is solicited by the Board of Trustees of the Trust.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-406-2290. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 14, 2014. The proxy statement for this meeting is available at:

proxyonline.com/docs/pacificselect2014.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Cash Management Portfolio of the Pacific Select Fund	PROXY CARD

VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN STANDARD TIME

(8:59 P.M. PACIFIC STANDARD TIME), [FEBRUARY 13, 2014]

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this proxy statement. Your signature(s) on this should be exactly as your name(s) appear on this proxy (reverse side). If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust’s Board of Trustees. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. If this voting instruction proxy card is not properly executed when voting by mail, or if you do not vote at all, your votes will be cast by Pacific Life and PL&A on behalf of the pertinent Separate Account in the same proportion as it votes shares held by the Separate Account for which it has received voting instructions, if other votes are received for that Separate Account. If no other votes are received for a Separate Account, your votes will be cast by Pacific Life and PL&A in the same proportion as other votes cast by all of its Separate Accounts in the aggregate.

MANAGEMENT OF PACIFIC LIFE AND PL&A RECOMMEND THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1.

To approve the Plan of Substitution providing for the Substitution of Service Class shares the Fidelity Variable Insurance Products Money Market Portfolio for shares of the Pacific Select Fund Cash Management Portfolio.

	¡	¡	¡

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]